KETT ENGINEERING

Durability Driver Log

Test#: M 6 0 1

Driver Number & Name: . 2 3 4 5 Saul Santana

Date: 0 5 – 2 7 – 0 9

Site: (1) 2 3 4

Shift: (1) 2 3

Start Time: 1 1 : 3 0

End Time: 0 3 : 3 0

Ending Odo: 5 3 , 2 2 6

Starting Odo: 5 3 , 0 1 3

Route Code: N A

Shift Miles: 2 1 3

Ambient @ Start: 6 8

Ambient @ End: 7 8

%RH @ Start: N A

% RH @ End: N A

Weather Condition (choose worst one): (Clear) / Cloudy / Rain / Snow

N/O Cycling Performed?

1. Driver Inspections - (O=OK X=problem /=NA)

*NOTE: **DO NOT** add fluids or attempt any repair without AVO. ALL "X" items to be reported to Supervisor before driving*

Underhood		Comment	Safety		Other	
O	Oil Level		O	Headlights	N/A	Vehicle Book
O	Brake Level		O	Tail&Brake lights	O	Fuel Card
O	Trans Level		O	Turn/Hazard	N/A	Pager
O	Pwr Steering Level		O	Wiper Cond.	N/A	Cell Phone
O	Wind Washer Level		O	Tire Cond.	O	Body Damage
O	Coolant Level		/	Fire Ext.	O	Interior Damage
O	Hoses		/	Flashlight	O	Interior Soiled
O	Belts		O	Spare Tire&Tools		
O	Battery		/	Accident Forms		

Ballast Condition: Driver + 0 0 0 lbs

Tire Pressure (psi)

	Before	After
LF	24	28
RF	24	28
LR	30	33
RR	30	33

Inspection Comments: Vehicle Driven w/o AC, windows Rolled up & passenger (Drove Highway Route @ 65 mph Consistently never driving over 70 mph.)

2. Fueling Information

Instructions: 1. Record fuel level BEFORE filling tank. 2. Write your Name, Test#, and Project Number on your receipt and attach to your timecard. 3. Reset trip odometer AFTER you have recorded it.

	Before					After				
Gauge Reading	E 1/8 1/4 3/8 (1/2) 5/8 3/4 7/8 F					E 1/8 1/4 3/8 1/2 5/8 (3/4) 7/8 F				
Odometer	5	3	0	1	3	5	3	,2	2	6
Trip Odometer										
Gallons	1	0	.7				6	.7		
Amount ($)	2	9	1	5		1	8	.1	9	
Brand	UNOCAL 76 (89)					UNOCAL 76 (89)				

3. Problems/Comments

NO Did you complete any Incident Reports?

0 How many?

Additional Comment: AVG MPG FOR TRIP = 31.6 MPG. Checked By: [signature]

33.7 mpg
34.1 mpg

KETT ENGINEERING
QUALITY MANAGEMENT WORK INSTRUCTION

Instructions: Compete this form when receiving and releasing Test Vehicles owned by the customer.

KETT ENGINEERING CORPORATION — **VEHICLE CHECK-IN/OUT FORM**

CUSTOMER: FUEL DOCTOR
OWNER: MARK SOFFA
VEHICLE MAKE: MERCEDES
MODEL: G 350
COLOR: Silver
VIN: WDBUF56X97A992210

DATE RECEIVED: 5/27/09 PWO #: —
ODOMETER: 53013 VEH. #: M001
PLATE: 5VXM262 Expires: Aug 2009
DELIVERY METHOD: Truck (Driven) Picked Up Other: —
CARRIER/Driver: N/A
Received By: SAUL SANTANA Date: 5/27/09

Condition Received:
Condition - Put an "X" for incoming condition and "O" for outgoing condition

Section	Item	New	V. Good	Good	Poor	Damaged	Comments
Exterior	Paint		X				SCRATCHES LEFT REAR DOOR & LEFT CORNER PANEL REAR BUMPER SCUFFS, [illegible] SCUFFS ON RT & LEFT [illegible]
	Windows		X				
	Trim		X				
	Lights		X				
	Tires			X			
	Wheels			X		RT FRONT RT REAR	SCUFFS ON RT FRONT & RT REAR WHEELS
	Antenna		X				
Mechanical	Engine		X				
	Transmission						
	Fluids			X			BRAKE FLUID AT LOW BETWEEN MIN & MAX MARK
	Steering/Susp.		X				
	Brakes			X			BRAKE LINING IS ABOUT 1/2 LIFE IN FRONT, REAR ABOUT 70% STILL OK
Interior - Front	Seats		X				
	Door Trim						
	IP		X				
	Console		X				
	Radio		X				
	Controls		X				
Rear	Seats		X				
	Trim		X				
	Console		X				
	Controls		X				
Cargo	Trim		X				

KETT ENGINEERING

Durability Driver Log

Test# D C 0 2

Driver Number & Name 1 5 1 2 7 A.D. BROWN

Date 0 6 - 1 9 - 0 9

Site: (1) 2 3 4 — PARAMOUNT

Shift 1 2 (3)

Start Time	9:00 PM	Ending Odo:	44,651
End Time	1:30 AM	Starting Odo:	44,448
Route Code:	N A	Shift Miles:	203
Ambient@ Start	19 c	%RH @ Start	75
Ambient@ End	18 c	% RH @ End	82

Weather Condition (choose worst one): Clear / (Cloudy) / Rain / Snow

N/A Cycling Performed?

1. Driver Inspections - (O=OK X=problem /=NA)

NOTE: DO NOT add fluids or attempt any repair without AVO. ALL "X" items to be reported to Supervisor before driving

Underhood	Comment	Safety	Other
/ Oil Level		/ Headlights	Vehicle Book
/ Brake Level		/ Tail&Brake lights	/ Fuel Card
/ Trans Level		/ Turn/Hazard	Pager
/ Pwr Steering Level		/ Wiper Cond.	Cell Phone
/ Wind Washer Level		/ Tire Cond.	Body Damage
/ Coolant Level		/ Fire Ext.	Interior Damage
/ Hoses		/ Flashlight	Interior Soiled
/ Belts		/ Spare Tire&Tools	
/ Battery		/ Accident Forms	

Ballast Condition: Driver + 0 0 0 lbs

Tire Pressure (psi)

	Before	After
LF	36	
RF	36	
LR	36	
RR	36	

Inspection Comments: OBD Scanner Tested (Results Gec of Errors

* FUEL DOCTOR INSTALLED ALL SHIFT -

* A/C SET OFF

* DROVE HWY ROUTE .

* MARK SOPPA REQUEST 200 MILE HWY

2. Fueling Information

Instructions: 1. Record fuel level BEFORE filling tank. 2. Write your Name, Test#, and Project Number on your receipt and attach to your timecard. 3. Reset trip odometer AFTER you have recorded it.

Gauge Reading	E	1/8	1/4	3/8	1/2	(5/8)	3/4	7/8	F	E	1/8	1/4	3/8	1/2	5/8	3/4	7/8	F
Odometer	4	4	,6	5	1							.						
Trip Odometer	5	6	0															
Gallons		7	.2									.						
Amount ($)	2	1	.4	4								.						
Brand	76																	

3. Problems/Comments

NO Did you complete any Incident Reports?

0 How many?

Additional Comment: MPG AVG = 28.1 Mpg

Checked By: J.S.

KETT Engineering

15500 Erwin Street, Suite 1029
Van Nuys, CA 91411
818.908.5388
818.908.5323 Fax

www.ketteng.com

Kett Engineering Test Summary
[illegible]
[illegible]

Vehicle	Test #	Date	Route	Start Odo	End Odo	Miles	Traffic condition	AVG MPG	Gallons	Fuel Type	Old EPA mpg	New EPA mpg	[illegible] YES	NO	Comments
07 MBZ E-350	MB-01	5/27/2009	HWY	53,013	53,226	213	Light-used Diamond [illegible]	31.6	6.739	Unocal 89	19/26	17/24	x		[illegible] with Mr Sette 89 grade requested by customer. FD already installed

Kett Engineering Test Summary

Fuel Doctor Testing Projects
As of 6/15/09

[redacted]

Vehicle	Test #	Date	Route	Start Odo	End Odo	Miles	Traffic condition	AVG MPG	Gallons	Fuel Type	Old EPA mpg	New EPA mpg	YES	NO	Comments
02 Ford Explorer	FE-01	6/3/2009	HWY	97,035	97,184	149	Light	21.99	6.812	Unocal 87	16/20	14/18		X	Instruction- run 1/2 shift without FD
02 Ford Explorer	FE-01	6/3/2009	HWY	97,184	97,331	147	Mostly Light/Rain/Windy	20.6	7.142	Unocal 87	16/20	14/18	X		Instruction- run 1/2 shift with FD installed
02 Ford Explorer	FE-01	6/4/2009	HWY	97,332	97,631	299	Light to mod w/ occ heavy patches	21.81	13.7	Unocal 87	16/20	14/18		X	FD removed at start of shift- Driver error. Customer not charged.
02 Ford Explorer	FE-02	6/5/2009	HWY	97,631	97,843	212	Light to Mod	22.5	9.43	Unocal 87	16/20	14/18	X		Same HWY route used with Mr Soffa ride-a-long
02 Ford Explorer	FE-03	6/8/2009	HWY	97,843	97,994	151	NA	21.86	6.917	Unocal 87	16/20	14/18		X	Per Joe Heath Instruction- remove FD and drive 1/2 without FD. Note- During Shift Mr Soffa requested the FD to be reinstalled. Unit installed at 97,945 odo.
02 Ford Explorer	FE-04	6/8/2009	HWY	97,994	98,094	100	Light to Mod	22.5	4.452	Unocal 87	16/20	14/18	X		Per Mr Soffa Instruction- Drive as much HWY as possible for remainder of shift with FD installed. NOTE- Trip indicator stated 23.6 mpg at the 70-80 mile marker. 23.1 mpg noted exiting fwy.
07 Dodge Caravan	DC-01	6/4/2009	HWY	43,790	43,940	150	Light				19/26	17-24		X	Instruction- run 1/2 shift without FD
07 Dodge Caravan	DC-01	6/4/2009	HWY	43,940	44,040	150	Light to mod w/ occ heavy patches	23.8	12.619	Unocal 87	19/26	17-24	X		Instruction- run 1/2 shift with FD installed
07 Dodge Caravan	DC-01	6/6/2009	HWY	44,091	44,390	299	Light to mod	26.2	11.862	Unocal 87	19/26	17-24	X		FD installed entire shift
07 Dodge Caravan	DC-02	6/10/2009	HWY	44,449	44,651	203	Light	28.1	7.222	Unocal 87	19/26	17-24	X		Per M Soffa- With FD installed, run 200 mile hwy route w/as much hwy as possible
07 MBZ E-350	MB-01	5/27/2009	HWY	53,013	53,226	213	Light-used Diamond lane at times	31.6	6.739	Unocal 89	19/26	17/24	X		Ride-a-long with Mr Soffa. 89 grade requested by customer. FD already installed
09 PT Cruiser	PT-01														Summary not requested

<u>Other Info</u>

Ford F-150 — Not tested- No official request
Toyota Camry — Not tested- No official request
04 PT Cruiser — Not Tested- Customer not interested

Track Testing — Customer requesting quote

TBD	TBD	TBD	SAE Track Test	NA	NA	NA	NA	Customer requesting quote

Compare Side-by-Side

	Remove	Remove	Remove
	2007 Mercedes-Benz E350	2002 Ford Explorer 4WD	2007 Dodge Caravan 2WD
Use Your Gas Prices & Annual Miles Switch Units: Gallons/100 Miles Liters/100 km			

Compare side-by-side

Estimated New EPA MPG

MPG ratings for 1985-2007 models have been revised

	Premium Gasoline	Regular Gasoline	Regular Gasoline
Combined	19	16	20
City	17	14	17
Hwy	24	18	24

Official EPA Window Sticker MPG

Combined	21	17	21
City	19	16	19
Hwy	26	20	26

MPG Estimates from Drivers Like You

Learn more about "Your MPG"

	Average based on 1 vehicle.	Average based on 1 vehicle.	Average based on 1 vehicle.
	23.8	17.7	18.4
	View Individual Estimates	View Individual Estimates	View Individual Estimates

Disclaimer

Cost to drive 25 Miles	$3.50	$3.81	$3.05
Fuel to Drive 25 Miles	1.32 gal	1.56 gal	1.25 gal
Cost of a Fill-up	$50.51	-	$43.92
Miles on a Tank	361 miles	-	360 miles
Tank Size	21.1 gal	-	20.0 gal
Annual Fuel Cost*	$2099	$2288	$1830

*Based on 45% highway driving, 55% city driving, 15000 annual miles and Reg. Gas: $2.44 per gallon
Prem. Gas: $2.66 per gallon
You may personalize these values to reflect the price of fuel in your area and your own driving patterns.

Energy Impact Score

Annual Petroleum Consumption (1 barrel=42 gallons)	18.0 barrels	21.4 barrels	17.1 barrels

Carbon Footprint

Annual Tons of CO_2 Emitted
Personalize Annual

Miles	3.5 16.2	3.5 16.2	3.5 16.2
Air Pollution Score	Not Available	EPA Air Pollution Score 	

- Show Scores for California and Northeast States
- Show Detailed Air Pollution Information

More about emissions....

- What's the difference between air pollution and greenhouse gases?
- Want more info? See EPA's Green Vehicle Guide

Safety	Crash Test Results	Crash Test Results	Crash Test Results
EPA Size Class	**Midsize Cars**	**Sport Utility Vehicle - 4WD**	**Minivan - 2WD**
Engine Size (liters)	**3.5**	**4**	**3.3**
Cylinders	**6**	**6**	**6**
Transmission	**Automatic 7-spd**	**Manual 5-spd**	**Automatic 4-spd**
Drive	**Rear-Wheel Drive**	**4-Wheel or All-Wheel Drive**	**Front-Wheel Drive**
Gas Guzzler	**no**	**no**	**no**
Turbocharger	**no**	**no**	**no**
Supercharger	**no**	**no**	**no**
Passenger Volume	**97 ft³ (4D)**	**NA**	**NA**
Luggage Volume	**14 ft³ (4D)**	**NA**	**NA**
Engine Characteristics	**NA**	**SOHC**	**GAS 420**
Trans Characteristics	**EMS 2MODE CLKUP**	**NA**	**CLKUP**

How are fuel cost estimates and miles on a tank determined?
Fuel cost estimates are based on 45% highway driving, 55% city driving, 15000 annual miles and the following fuel prices:

Regular Gasoline: $2.44 per gallon
Premium Gasoline: $2.66 per gallon

You may customize these values to reflect the price of fuel in your area and your own driving patterns.
Fill-up cost and the distance you can travel on a tank are calculated based on the combined MPG and the assumption that you will re-fuel when your tank is 10% full.